UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
________________________

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
Willow Tree Capital Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

450 Park Avenue, 29th Floor,
New York, NY
(212) 218-1090
April 29, 2026
Dear Stockholder:
You are cordially invited to attend Willow Tree Capital Corporation’s 2026 Annual Meeting of Stockholders (the
“Annual Meeting”) to be held virtually on June 25, 2026, at 1:00 p.m. Eastern Time, at the following website:
www.virtualshareholdermeeting.com/WTCC2026.
The Notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. I will also report on the progress of the Company during the past year and answer stockholders’
questions.
It is important that your shares be represented at the Annual Meeting. If you are unable to attend the meeting in person,
I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided or to otherwise give your proxy authorization as specified in the proxy card. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by mail, telephone or by using the internet. Your vote is important regardless of the number of shares you own. We urge you to fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the internet as soon as possible even if you currently plan to participate in the Annual Meeting. This will not prevent you from voting virtually but will assure that your vote is counted if you are unable to participate in the meeting.
On behalf of your Board of Directors, thank you for your continued interest and support.

Sincerely yours,

/s/ Timothy Lower
Timothy Lower
Chief Executive Officer and President

i

WILLOW TREE CAPITAL CORPORATION
450 Park Avenue, 29th Floor
New York, NY
(212) 218-1090
NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 25, 2026
Online Meeting Only — No Physical Meeting Location
www.virtualshareholdermeeting.com/WTCC2026
To the Stockholders of Willow Tree Capital Corporation:
The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Willow Tree Capital Corporation (the
“Company”) will be held virtually on June 25, 2026, at 1:00 p.m. Eastern Time, at the following website:
www.virtualshareholdermeeting.com/WTCC2026, for the following purposes:
1.To elect two directors to serve for a term of three years, and until each of their respective successors has been duly elected and qualified;
2.To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.
You or your proxyholder can participate, vote, and examine our stockholder list at the virtual annual meeting by visiting www.virtualshareholdermeeting.com/WTCC2026 and using the 16-digit control number included on your proxy card or voting instruction form. You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on April 10, 2026. Whether or not you expect to participate in the virtual meeting, please vote by signing the enclosed proxy card and returning it promptly in the self-addressed envelope provided. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by mail, telephone or by using the internet. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of the proxies by the Company.

By order of the Board of Directors,

/s/ Justin Lee

Justin Lee
Chief Compliance Officer and Secretary
New York, NY
April 29, 2026
This is an important meeting. To ensure proper representation at the meeting, please indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form. Even if you vote your shares prior to the meeting, you still may participate in the meeting and vote your shares virtually.

WILLOW TREE CAPITAL CORPORATION
450 Park Avenue, 29th Floor
New York, NY
(212) 218-1090
PROXY STATEMENT
2026 Virtual Annual Meeting of Stockholders
Online Meeting Only — No Physical Meeting Location
www.virtualshareholdermeeting.com/WTCC2026
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Willow
Tree Capital Corporation (the “Company,” “we,” “us” or “our”) for use at our 2026 Annual Meeting of Stockholders to be
conducted virtually via live webcast on June 25, 2026 at 1:00 p.m. Eastern Time, and at any adjournments thereof  (the
“Annual Meeting”). The Notice of Annual Meeting, this proxy statement, the accompanying proxy card and our Annual
Report for the fiscal year ended December 31, 2025 are first being sent to stockholders on or about April 29, 2026.
We encourage you to vote your shares, either by voting virtually at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you vote by mail, internet or telephone as described in the instructions on the proxy card or voting instruction form, and we receive your vote in time for the meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of each of the nominees as a director.
Your vote is important. Whether or not you plan to participate in the Annual Meeting, please promptly vote your shares as described in the instructions on the proxy card or voting instruction form.
Important notice regarding the availability of proxy materials for the annual stockholder meeting to be held on
June 25, 2026:
The Notice of Annual Meeting, proxy statement, proxy card and our Annual Report for the fiscal year ended
December 31, 2025 are available at the following internet address: www.proxyvote.com

INFORMATION ABOUT THE MEETING
When is the Annual Meeting?
The Annual Meeting will be conducted virtually on June 25, 2026, at 1:00 p.m. Eastern Time.
Where will the Annual Meeting be held?
The Annual Meeting will be conducted virtually via live webcast at www.virtualshareholdermeeting.com/WTCC2026.
What items will be voted on at the Annual Meeting?
There is one matter scheduled for a vote:
1.To elect two directors to serve for a term of three years, and until each of their respective successors has been duly elected and qualified.
As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.
What are the recommendations of the Board of Directors?
Our Board of Directors recommends that you vote “FOR” the election of each of the director nominees named herein to serve on the Board of Directors.
Will the Company’s directors be in attendance at the Annual Meeting?
The Company encourages, but does not require, its directors to attend annual meetings of stockholders. However, the
Company anticipates that substantially all of its directors will attend the 2026 Annual Meeting.

INFORMATION ABOUT VOTING
Who is entitled to vote at the Annual Meeting?
Only stockholders of record at the close of business on the record date, April 10, 2026, are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. As of the close of business on April 10, 2026, we had
26,235,272 shares of common stock outstanding.
How do I vote?
With respect to Proposal No. 1, you may either vote “FOR” or "AGAINST" each of the nominees to the Board of
Directors, or you may abstain from voting. The procedures for voting are fairly simple:
Stockholders of Record: Shares Registered in Your Name.   If on April 10, 2026, your shares were registered directly in your name with the Company’s transfer agent, State Street Bank and Trust Company, then you are a stockholder of record. If you are a stockholder of record, you may vote virtually at the Annual Meeting or vote by giving us your proxy.
You may give us your proxy by completing the enclosed proxy card and returning it in the enclosed postage-prepaid envelope. Whether or not you plan to participate in the Annual Meeting, we urge you to fill out and return the enclosed proxy card or to otherwise give your proxy authorization as specified on the proxy card, to ensure your vote is counted. You may still participate in the Annual Meeting and vote virtually if you have already voted by proxy or have otherwise given your proxy authorization.
VIRTUALLY: To vote virtually, participate the Annual Meeting, and submit your vote via the website.
BY PHONE: To vote using the telephone, please use any touch-tone telephone to transmit your voting instructions at the telephone number listed in the proxy card.
BY MAIL:   To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
Beneficial Owners:   Shares Registered in the Name of a Broker or Bank.   If on April 10, 2026, your shares were
held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the internet as instructed by your broker or bank. To vote virtually at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy card.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock for which you are the stockholder of record as of April 10, 2026.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please provide a response for each proxy card you receive to ensure that all of your shares are voted.
What if I return a proxy card but do not make specific choices?
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted in accordance with the recommendation of the Board of Directors: “FOR” the election of each of the director nominees named herein to serve on the Board of Directors.
If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card)
will vote your shares as recommended by the Board of Directors or, if no recommendation is given, will vote your shares using his or her discretion.

Can I change my vote after submitting my proxy card?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:
You may change your vote using the same method that you first used to vote your shares;
You may send a written notice that you are revoking your proxy to Willow Tree Capital Corporation, 450 Park
Avenue, 29th floor, New York, New York, 10022, Attention: Justin Lee, Secretary; or
You may participate in the Annual Meeting and vote virtually. Simply participating in the Annual Meeting, however, will not, by itself, revoke your proxy.
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR”
and “AGAINST” votes for the proposal to elect each of the director nominees named herein to serve on the Board of
Directors. A broker non-vote occurs when a nominee, such as a brokerage firm, bank, dealer or other similar organization, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a brokerage firm, bank, dealer or other similar organization, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.
If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. Proposal No. 1 (election of directors) is a non-routine proposal. Since the proposal to be voted on at the Annual Meeting is a non-routine matter, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and will enclose a voting instruction form with this proxy statement.
The broker or nominee will vote your shares as you direct on their voting instruction form so it is important that you include voting instructions.
Abstentions will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.
How many votes are needed to approve Proposal No. 1 (election of directors)?
Directors are elected by a majority of the votes cast at the meeting meaning the number of shares vote "for" director must exceed the number of shares voted "against" such director. Because each of the director nominees is running unopposed, the director nominees are expected to be elected as directors, and votes not cast or abstained will have no effect on the election outcome.
How many shares must be present to constitute a quorum for the Annual Meeting?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On April 10,
2026, the record date, there were 26,235,272 shares outstanding and entitled to vote. Thus, 13,117,637 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Annual Meeting. Abstentions will be counted towards the quorum requirement.
If a quorum is not present at the Annual Meeting, or if a quorum is present but there are not enough votes to approve one or more of the proposals, the person named as chairman of the Annual Meeting may adjourn the meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s).
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting and filed on Form 8-K within four business days of the Annual Meeting. Final results, if different from the preliminary voting results, will be published on an amended
Form 8-K within four business days after the final voting results are established.

ADDITIONAL INFORMATION
How and when may I submit a stockholder proposal for the Company’s 2027 Annual Meeting?
We will consider for inclusion in our proxy materials for the 2027 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices, in writing, no earlier than November 30, 2026 and no later than
5:00 p.m. (Eastern Time) on December 30, 2026, and that comply with our bylaws and all applicable requirements of
Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Proposals must be sent to Willow Tree Capital Corporation, 450 Park Avenue, 29th floor, New York, New York, 10022, Attention: Justin Lee,
Secretary.
Pursuant to our bylaws, stockholders wishing to nominate persons for election as directors or to introduce an item of business at an annual meeting that are not to be included in our proxy materials must have given timely notice thereof in writing to our  Secretary. To be timely for the 2027 Annual Meeting of Stockholders, you must notify our Secretary, in writing, no earlier than November 30, 2026 and no later than 5:00 p.m. (Eastern Time) on December 30, 2026. We also advise you to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event that the date of the notice for the 2027 Annual Meeting of Stockholders is more than 30 days before or after the first anniversary of the date of the notice for the 2027 Annual Meeting. In accordance with our bylaws, the chairman of the 2027 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.
Pursuant to the Company’s bylaws, among other things, a stockholder’s notice shall set forth as to each individual whom the stockholder proposes to nominate for election or reelection as a director:
•the name, age, business address and residence address of such individual;
•the class, series and number of any shares of stock of the Company that are beneficially owned by such individual;
•the date such shares were acquired and the investment intent of such acquisition;
•whether such stockholder believes any such individual is, or is not, an “interested person” of the Company, as defined in the Investment Company Act of 1940 (the “1940 Act”) and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the
Company, to make either such determination; and
•all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder
(including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).
All nominees properly submitted to the Company (or which the nominating and corporate governance committee otherwise elects to consider) will be evaluated and considered by the members of the nominating and corporate governance committee using the same criteria as nominees identified by the nominating and corporate governance committee itself.
How can I obtain the Company’s Annual Report on Form 10-K?
A copy of our 2025 Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”)
is being delivered along with this proxy statement. Our 2025 Annual Report is not incorporated into this proxy statement and shall not be considered proxy solicitation material.
We will also mail to you without charge, upon written request, a copy of any specifically requested exhibit to our
Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Requests should be sent to: Willow Tree
Capital Corporation, 450 Park Avenue, 29th floor, New York, New York, 10022, Attention: Justin Lee, Secretary. A copy of our Annual Report has also been filed with the Securities and Exchange Commission, or the SEC, and may be accessed from the SEC’s website (www.sec.gov).

Who is paying for this proxy solicitation?
The Company will pay for the entire cost of soliciting proxies. In addition to these written proxy materials, directors, officers and employees of Willow Tree Capital Corp Advisors LLC (“WT Advisors”), the Company’s investment adviser, may also solicit proxies in person, by telephone or by other means of communication; however, our directors, officers and employees of WT Advisors will not be paid any additional compensation for soliciting proxies. In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by our proxy solicitor, directors, officers or employees of WT Advisors. WT Advisors is located at 450 Park
Avenue, 29th floor, New York, New York, 10022.
The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
How many copies should I receive if I share an address with another stockholder?
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as
“householding,” potentially provides extra convenience for stockholders and cost savings for companies.
Brokers may be householding our proxy materials by delivering a single proxy statement and Annual Report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.
Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and Annual Report, or if you are receiving multiple copies of the proxy statement and Annual Report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to: Willow Tree Capital Corporation, 450 Park Avenue, 29th floor, New York, New York, 10022, Attention:
Justin Lee, Secretary. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
Whom should I contact if I have any questions?
If you have any questions about voting your shares or about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Willow Tree Capital Corporation, 450 Park Avenue, 29th floor, New York,
New York, 10022, Attention: Justin Lee, Secretary, Telephone: 212-218-1090 .

PROPOSAL 1
ELECTION OF THE DIRECTOR NOMINEES
The Board of Directors presently has five members. Our Board of Directors is divided into three classes. Each class has a three-year term. The Class 2 directors hold office for a term expiring at this Annual Meeting, Class 3 directors hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2027 and the Class 1 director holds office for a term expiring at the Annual Meeting of Stockholders to be held in 2028. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Vacancies on the Board of Directors may be filled by persons elected by a majority of the remaining directors and nominated by the nominating and corporate governance committee. A director elected by the Board of Directors to fill a vacancy in a class, including any vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. Timothy Lower is a Class 1 director; James Roche and Boris Onefater are
Class 2 directors; and Jane Siebels and Todd Centurino are Class 3 directors.
The Board of Directors has nominated two directors (upon the recommendation of the nominating and corporate governance committee), James Roche and Boris Onefater as Class 2 directors. If elected at the Annual Meeting,  each of
James Roche and Boris Onefater would serve until the 2029 Annual Meeting of Stockholders and until each of their successors are elected and qualified, or, if sooner, until each of their deaths, resignations or removals. Neither Messrs.
Roche nor Onefater is being nominated as a director for election pursuant to any agreement or understanding between him and the Company. Each of Messrs. Roche and Onefater have indicated their willingness to continue to serve if elected and each has consented to be named as a nominee. Mr. Roche is an “interested director” of the Company as defined under the
1940 Act. It is our policy to encourage directors and nominees for director to attend the Annual Meeting.
Directors are elected by a majority of the votes cast at the meeting. Any shares not voted, whether by withheld authority, abstention or otherwise, will have no effect on the outcome of the election of the directors. There are no cumulative voting rights with respect to the election of the directors.
The Board of Directors recommends a vote “FOR” the election of the individual nominees: James Roche and Boris
Onefater. A stockholder can vote for or withhold his or her vote from the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy for the election of the nominees named below. If an individual nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person who is nominated as a replacement. The Board of Directors has no reason to believe that the director nominees, James Roche and Boris Onefater, will be unable or unwilling to serve.
Mr. Roche, who is also an officer of the Adviser, may serve as a director of, or on the boards of managers of certain of our portfolio companies. The business address of each nominee is 450 Park Avenue, 29th floor, New York, New York,
10022.

The following is a brief biography of the Class 2 director nominees.
Class 2 Director
Interested Director

Name	Age	Background Information	Number of Companies in Fund Complex Overseen By Director

James Roche	63
James Roche has served as a member of our Board of Directors since 2024. He has served as the Chief Credit Officer and member of the Investment Committee of the
Investment Manager since inception. Mr. Roche has been the Chief Credit Officer of Willow Tree since 2017. Mr. Roche has thirty years of experience in leveraged finance and has analyzed, originated and structured numerous transactions and served on several investment committees. Mr. Roche’s background also includes leading restructuring efforts at a number of large institutions. Prior to joining
Willow Tree in February 2017, he was a Managing Director at GSO, Blackstone’s
credit arm. While at Blackstone/GSO, he led the private origination and execution effort for the firm’s sub-advised business development company (“BDC”)
platform, FS Investment Corp. and related funds, through its formative period.
During his tenure, this platform grew to become the world’s largest manager of
BDCs with $17.2 billion in AUM as of December 31, 2016. He previously held other senior roles at Blackstone/GSO, including as a Portfolio Manager for GSO’s
CLO business. Before joining Blackstone/GSO, he was a member of the investment team at the Royal Bank of Canada from 2001 until 2005. Prior to his tenure at the Royal Bank of Canada, Mr. Roche held positions at Fitch Ratings,
Inc., Nations Credit, and MetLife Capital. He graduated from the University of
Connecticut with a B.A. in Economics.
			1
Independent Director
Boris Onefater	58
Boris Onefater has served as a member of our Board of Directors since 2024. Mr.
Onefater is a seasoned executive with over 35 years of investment management experience. Mr. Onefater has served as a Principle and Co-Founder of Stable Rock
Solutions since 2022, an outsourcing firm dedicated to small and mid-sized businesses. He was the founder and Chief Executive Officer of Constellation
Advisers LLC from 2008 to 2022, an investment advisory services business. Since he founded Constellation in 2008, Mr. Onefater has focused his efforts on working with alternative and traditional investment management clients, and assisting investors with their accounting, compliance, middle office, governance, due diligence and operational infrastructure needs. Previously Mr. Onefater served as
Chief Executive Officer, Chief Financial Officer and Chief Operating Officer at
Dreman Value Management, a $20 billion asset management firm, and as Partner and National Hedge Company Director at Deloitte & Touche LLP, where he built and managed the firm’s investment management consulting practice. He currently serves on the board of Redwood Enhanced Income Corporation and has served on the board of Pine Grove Alternative Institutional Fund from 2013 to 2020.
Mr. Onefater received his B.S. degree in Accounting and Finance at New York
University and is a Certified Public Accountant in the State of New York.
			1

The Board of Directors recommends a vote “for” the Class 2 director nominees named above.
The following is a brief biography of each of the Class 1 and Class 3 directors.
Class 1 Director
Interested Director

Name	Age	Background Information	Number of Companies in Fund Complex Overseen By Director

Timothy Lower	49
Timothy Lower has served as our Chief Executive Officer, President and a member of our Board of Directors since 2022. Mr. Lower has been the Chief
Executive Officer and Chief Investment Officer and member of the Investment
Committee of the Investment Manager since inception. Mr. Lower has been the
Chief Executive Officer and Chief Investment Officer of Willow Tree since its founding in 2017. Before founding Willow Tree, Mr. Lower was a founding member of the direct lending business at Ares Management, which grew from
$165 million in AUM at inception in 2004 to over $30.7 billion by 2016. He served on the investment committee for the firm’s flagship direct lending vehicle,
Ares Capital Corporation. Prior to joining Ares in 2004, he was a member of the investment team at the Royal Bank of Canada where he focused on making senior and junior debt investments to private middle market companies across a wide variety of industries. He began his career in the Investment Banking division of
Salomon Brothers/Citigroup. Mr. Lower graduated magna cum laude from
Georgetown University with a B.S. in Business Administration, Accounting and
Finance.
			1

Class 3 Directors
Independent Directors

Name	Age	Background Information	Number of Companies in Fund Complex Overseen By Director

Jane Siebels	65
Jane Siebels has served as a member of our Board of Directors since 2024. Ms.
Siebels has over 37 years of experience in investment management including positions with portfolio managers and founding her own investment company. She is the founder of Homer Technology, a patented technology that tracks secures, authenticates and retrieves valuables. She is also the founder of Siebels Asset
Management Research, an open out-sourced platform for investment research developed over 15 years. She was the founder of Green Cay Asset Management that managed assets invested in global equities commodities and corporate bonds.
She has served on boards of Blackstone Senior Floating Rate 2027 Term Fund,
Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit 2027
Term Fund, and Blackstone Floating Rate Enhanced Income Fund since 2021. Ms.
Siebels holds a bachelor’s degree from the University of Iowa, a masters from
Thunderbird School of Global Management and a doctorate from University of
St.Gallen.
			1

Todd Centurino	51
Todd Centurino has served as a member of our Board of Directors since 2024. Mr.
Centurino has over 20 years of experience managing portfolios for institutions, non-profits, high-net worth individuals and family offices. Since 2019, Mr.
Centurino has been a Senior Director of Investments and Head of Private Markets
for the Memorial Hermann Health System, a Houston based hospital system with over $5 billion in assets. In the role, he is involved in all investment office matters and focuses on managing and overseeing the buildout of the systems private market allocation. From May 2017 to August 2019, Mr. Centurino served as Chief
Investment Officer to New Capital Management, a registered investment advisor, where he had the responsibility for investment research, portfolio management, investment reporting, and trading. Previously, Mr. Centurino spent four years at
Salient Partners, L.P., a wealth advisory and asset manager, where he was an acting Chief Information Officer for a $10 billion public pension plan. He holds a bachelor’s degree from Clemson University and an MBA from Rice University.
			1
Qualifications of Directors
When considering whether our directors have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board of Directors to satisfy its oversight responsibilities effectively in light of our operational and organizational structure, the nominating and corporate governance committee and the Board of Directors focused primarily on the information discussed in each of the director’s individual biographies set forth above and on the following particular attributes:
Interested Directors
•Mr. Lower:   The nominating and corporate governance committee and the Board of Directors considered his substantial experience implementing Willow Tree’s investment strategy his extensive experience in investment management and expertise in private credit investments, which provides our Board of Directors with valuable experience, insight and perspective.

•Mr. Roche: The nominating and corporate governance committee and the Board of Directors considered his extensive experience in investment management, and expertise in private credit and restructuring provide, which provides our Board of Directors with valuable experience, insight and perspective.
Independent Directors
•Mr. Onefater:   The nominating and corporate governance committee and the Board of Directors considered his substantial experience as an executive in investment management and investment advisory and experience in accounting and finance, which provides our Board of Directors with industry knowledge and practical insight.
•Ms. Siebels:   The nominating and corporate governance committee and the Board of Directors considered her extensive experience in investment management and experience serving on multiple board of directors including those of other funds who invest in credit, which provides our Board of Directors with valuable industry knowledge and analytical perspective.
•Mr. Centurino:   The nominating and corporate governance committee and the Board of Directors considered his extensive experience in portfolio management, including in private markets, which provide our Board of Directors with industry knowledge and practical insight.
Executive Officers Who Are Not Also Directors

Name	Age	Background Information
Mark Klingensmith	41
Mark Klingensmith has served as Chief Financial Officer and Treasurer since 2022. Mr.
Klingensmith has served as the Chief Financial Officer at Willow Tree since 2020. Prior to joining Willow Tree, Mr. Klingensmith was a Senior Manager at Constellation
Advisers LLC in their National Accounting and CFO Practice Group from May 2019 to
December 2019. Prior to Constellation, for approximately eleven years, Mr. Klingensmith held various positions in the Financial Services Audit Practice at EisnerAmper LLP,
including Senior Manager. Mr. Klingensmith holds a BS from the University at Buffalo in
Business Administration, is a CFA Charterholder and a licensed Certified Public
Accountant in the state of New York.

Justin Lee	41
Justin Lee has served as Chief Compliance Officer and Secretary since 2023. Mr. Lee joined Willow Tree in 2023 and serves as the General Counsel and Chief Compliance
Officer at Willow Tree. Prior to joining Willow Tree, Mr. Lee was a Director in the Legal
& Compliance Department at BlackRock from July 2017 to July 2023, where he advised on legal and regulatory matters in connection with debt investments across BlackRock’s credit platform. Prior to BlackRock, Mr. Lee was an Associate General Counsel at Illumin
Capital Management from May 2016 to June 2017. Prior to Illumin Capital Management,
Mr. Lee was an associate in the Banking & Finance group at Weil, Gotshal & Manges
LLP where he represented private equity sponsors, corporate borrowers and underwriters in various credit transactions. Mr. Lee is a member of the New York State Bar and earned a B.A. in both Economics and International Studies from The Johns Hopkins University and a J.D. from The George Washington Law School where he was a member of The
George Washington Law Review.

CORPORATE GOVERNANCE
Director Independence
Pursuant to Section 56 of the 1940 Act, a majority of a BDC’s board of directors must be comprised of persons who are not “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940
Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.
The Board of Directors has determined that Messrs. Onefater and Centurino as well as Ms. Siebels are not "interested persons." Both Mr. Lower and Roche are “interested persons” due to their positions with the Company and WT Advisors, as discussed in their biography. Based upon independently verified information obtained from each director concerning their background, employment and affiliations, the Board of Directors has affirmatively determined that none of the independent directors has a material business or professional relationship with the Company, other than in his capacity as a member of the Board of Directors or any committee thereof.
Organization of the Board of Directors
The Board of Directors has established an audit committee (the "Audit Committee") and a nominating and corporate governance committee (the "Nominating Committee"). During 2025, the Board of Directors held five meetings, the audit committee held six meetings, and the nominating and corporate governance committee held one meeting. Each of our directors attended 100% of the meetings of the Board of Directors and of the respective committees on which he or she served that was held during 2025, to the extent such director was a director of the Company or a committee member at the time of the meeting. The Company encourages, but does not require, the directors to attend the Company’s annual meeting of its stockholders.
Board Leadership Structure
The Board of Directors monitors and performs an oversight role with respect to the business and affairs of the
Company. Among other things, the Board of Directors approves the appointment of our investment adviser, administrator and officers, reviews and monitors the services and activities performed by our investment adviser, administrator and officers and approves the engagement, and reviews the performance of, the Company’s independent registered public accounting firm.
Under the bylaws, the Board of Directors may designate a chairman to preside over the meetings of the Board of
Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of
Directors. The Company does not have a fixed policy as to whether the chairman of the Board of Directors should be an independent director and believes that its flexibility to select its chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.
Presently, Mr. Lower serves as the chairman of the Board of Directors. Mr. Lower is an interested director because he is the Chief Executive Officer and President of the Company. He also serves on WT Advisors’ investment committee and is the chief investment officer of WT Advisors. The Company believes that Mr. Lower’s history with the Company, familiarity with Willow Tree’s investment platform and extensive experience investing in and managing private equity and debt investments qualifies him to serve as chairman of the Board of Directors. Moreover, our Board of Directors believes that it is in the best interests of our stockholders for Mr. Lower to lead our Board of Directors because of his broad experience with the Willow Tree platform, day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described above.
Our Board of Directors does not have a lead independent director. However, Mr. Onefater, the chairman of the Audit
Committee, is an independent director and acts as a liaison between the independent directors and management between meetings of our Board of Directors. Our Board of Directors believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board of Directors also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between WT Advisors and our Board of Directors.

Board Role in Risk Oversight
The Board of Directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors and (b) monitoring by the
Company’s Chief Compliance Officer in accordance with its compliance policies and procedures.
As described below in more detail under “Audit Committee” and “Nominating and Corporate Governance
Committee,” the Audit Committee and the Nominating Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting and audits of the Company’s financial statements and discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The Nominating Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by the Company’s stockholders, developing and recommending to the
Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and its committees. Both the Audit Committee and the Nominating Committee consist solely of independent directors.
The Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance
Officer. The Company’s Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief
Compliance Officer’s report, which is reviewed by the Board of Directors, addresses at a minimum: (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the
Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors periodically, but in no event less than once each year.
The Company believes that the role of the Board of Directors in risk oversight is effective and appropriate given the extensive regulation to which it is subject as a BDC. Specifically, as a BDC, the Company must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after each time it incurs indebtedness and the Company generally has to invest at least 70% of its total assets in “qualifying assets.” In addition, the
Company has elected to be treated, and intends to qualify annually, as a regulated investment company, or RIC, under
Subchapter M of the Internal Revenue Code. As a RIC, the Company must, among other things, meet certain income source and asset diversification requirements.
The Company believes that the existing role of the Board of Directors in risk oversight is appropriate. However, the
Company re-examines the manners in which the Board of Directors administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.
Audit Committee
The Audit Committee is composed of Boris Onefater (chair), Jane Siebels and Todd Centurino, each of whom is not considered an “interested person” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Our Board of
Directors has determined that Boris Onefater qualifies as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the 1934 Act. Our Audit Committee members meet the current independence and experience requirements of Rule 10A-3 of the 1934 Act.
In accordance with its written charter adopted by the Board of Directors, the Audit Committee (a) assists the Board of
Director’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm; (b) prepares an Audit Committee report, if required by the SEC, to be included in our annual proxy statement; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls; (d) determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between our independent registered public accounting firm and the Board of Directors.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee (the “Nominating Committee”) is composed of Todd
Centurino (chair), Boris Onefater and Jane Siebels, each of whom is not considered an “interested person” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act.
In accordance with its written charter adopted by the Board of Directors, the Nominating Committee recommends to the Board of Directors persons to be nominated by the Board of Directors for election at the Company’s meetings of our stockholders, special or annual, if any, or to fill any vacancy on the Board of Directors that may arise between stockholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of the directors and is responsible for overseeing an annual evaluation of the Board of Directors and its committee structure to determine whether the structure is operating effectively. The Nominating Committee considers for nomination to the Board of Directors candidates submitted by our stockholders or from other sources it deems appropriate.
Communications Between Stockholders and the Board of Directors
Stockholders with questions about Willow Tree Capital Corporation are encouraged to contact Willow Tree Capital
Corporation, 450 Park Avenue, 29th floor, New York, New York, 10022, Attention: Justin Lee, Secretary. However, if
stockholders feel their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to: Willow Tree Capital Corporation, 450 Park Avenue, 29th floor, New York, New York, 10022, c/o
Justin Lee, Secretary, at the address listed above. All stockholder communications received by the Company through one of the means described will be delivered to one or more members of the Board of Directors.
Hedging Transactions
The Joint Code of Ethics adopted by the Company and WT Advisors requires that directors, officers, general partners and certain other designated persons of the Company and WT Advisors receive clearance from the Company’s Chief
Compliance Officer prior to buying or selling options on or futures or other derivatives related to, the Company’s common stock, or from selling short shares of the Company’s common stock.
Code of Ethics
The Company has adopted a code of ethics, or our Code of Business Conduct, pursuant to the Securities Exchange Act of 1934 and the regulations promulgated thereunder, that all officers, directors and employees of the Company and WT
Advisors are expected to observe. The Board of Directors annually reviews our Code of Business Conduct. The Company intends to disclose any amendments to or waivers of required provisions of the Code of Business Conduct on a current report on Form 8-K. We will provide any person, without charge, upon request, a copy of our Code of Business Conduct.
To receive a copy, please provide a written request to: Willow Tree Capital Corporation, 450 Park Avenue, 29th floor, New
York, New York, 10022, Attention: Justin Lee, Chief Compliance Officer.
Insider Trading Policy
We adopted an Insider Trading Policy, governing the purchase, sale and other dispositions of our securities by our directors, officers and employees, that is designed to promote compliance with insider trading laws, rules, and regulations.
COMPENSATION DISCUSSION AND ANALYSIS
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of WT Advisors, the Company’s administrator, Willow Tree
Credit Partners LP (“WT Partners”) or its affiliates, pursuant to the terms of the investment advisory agreement between the Company and WT Advisors (the “Investment Advisory Agreement”) and the administration agreement between the
Company and WT Partners (the “Administration Agreement”), as applicable. Our day-to-day investment and administrative operations are managed by WT Advisors and WT Partners. Most of the services necessary for the origination and administration of our investment portfolio will be provided by investment professionals employed by WT
Advisors, WT Partners or its affiliates. Our day-to-day investment operations are managed by WT Advisors. Services necessary for our business are provided by individuals who are employees of an affiliate of WT Advisors, pursuant to the terms of our Investment Advisory Agreement. Each of our executive officers is an employee of an affiliate of WT
Advisors. We reimburse WT Partners for its allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including its allocable portion of the cost of our officers, including our chief financial officer and chief compliance officer, and their respective staffs, and we reimburse WT Advisors for certain expenses under the Investment Advisory Agreement.
2025 DIRECTOR COMPENSATION TABLE
The following table shows information regarding the compensation received by our directors, none of whom is an employee of the Company, for the fiscal year ended December 31, 2025. No compensation is paid by us to interested directors.

Name	Fees Earned or Paid in Cash by the Company(1)	Total Compensation from the Company
Independent Directors
Boris Onefater	$115,000	$115,000
Jane Siebels	$100,000	$100,000
Todd Centurino	$107,500	$107,500
Interested Directors
James Roche	None	None
Timothy Lower	None	None
____________________
(1)For a discussion of compensation paid to directors, see below.
In 2025, each independent director and each interested director who is not an employee of WT Advisors or any of its affiliates, received an annual retainer of $100,000 for serving on the Board of Directors. “Interested Directors” that are employees of WT Advisors or its affiliates did not receive additional compensation for service as a member of our Board of
Directors. The chairmen of the audit committee and the nominating and corporate governance committee receive an annual fee of $15,000 and $7,500, respectively. We also reimbursed each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time-to-time.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K thereunder require that our directors and executive officers, and any persons holding more than 10% of any class of our equity securities, report their ownership of such equity securities and any subsequent changes in that ownership to the SEC and to us. Based solely on a review of SEC filings, the written statements and copies of reports furnished to us by our executive officers, directors and greater than 10% beneficial owners, we believe that during fiscal year ended December 31, 2025, all Section
16(a) filing requirements applicable to the executive officers, directors and stockholders were submitted in a timely manner, with the exception of Hershey Trust Co Trustee in Trust for Milton Hershey School, Host-Plus Pty Ltd as trustee for the HOSTPLUS Pooled Superannuation Trust, and Liberty Mutual Holding Co, which either appeared to fail to timely file, or did not file, certain reports relating to changes in their beneficial ownership of the Company’s securities.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We have entered into an investment advisory agreement with WT Advisors. WT Advisors is an indirect majority owned subsidiary of WT Partners. Certain of our current officers are directors or officers of WT Advisors. WT Advisors and its direct or indirect members, partners, officers, directors, employees, agents and affiliates may be subject to certain potential conflicts of interest in connection with our activities and investments. For example, the terms of WT Advisors’
management and incentive fees may create an incentive for WT Advisors to approve and cause us to make more speculative investments than we would otherwise make in the absence of such fee structure. In addition, certain WT
Advisors personnel serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by WT Advisors.
Similarly, WT Advisors may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Company or our stockholders.
WT Advisors and its affiliates have procedures and policies in place designed to manage the potential conflicts of interest between its fiduciary obligations to us and its similar fiduciary obligations to other clients. An investment opportunity that is suitable for multiple clients of WT Advisors and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that WT Advisors’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
The principals of WT Advisors may manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, WT Advisors has put in place an investment allocation policy that addresses the co-
investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to co-invest with other accounts managed by WT Advisors and affiliated entities. In the absence of using the exemptive relief from the SEC that permits greater flexibility relating to co-investments, WT Advisors will apply the investment allocation policy. When we engage in such permitted co-investments, we will do so in a manner consistent with
WT Advisors’ allocation policy. In situations where co-investment with other entities managed by WT Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, WT Advisors will need to decide whether we or such other entity or entities will proceed with the investment. WT
Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.
We expect to co-invest on a concurrent basis with other affiliates of WT Advisors and WT Partners, unless doing so is impermissible with existing regulatory guidance, applicable regulations, the terms of any exemptive relief granted to us and our allocation procedures.  On December 16, 2025, we, our Adviser and certain of its affiliates were granted a new order for exemptive relief (the "Order") that supersede the prior order for exemptive relief by the SEC for us to co-invest with other funds managed by the Adviser or certain affiliates, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such Order, we generally are permitted to co-invest with certain of our affiliates if such co-investments are done on the same terms and at the same time, as further detailed in the Order. The Order requires that a “required majority” (as defined in Section 57(o)
of the 1940 Act) of the Board make certain findings (1) in most instances when we co-invest with our affiliates in an issuer where our affiliate has an existing investment in the issuer, and (2) if we dispose of an asset acquired in a transaction under the Order unless the disposition is done on a pro rata basis. Pursuant to the Order, the Board oversees our participation in the co-investment program. As required by the Order, we have adopted, and the Board has approved, policies and procedures reasonably designed to ensure compliance with the terms of the Order, and the Adviser and our Chief
Compliance Officer will provide reporting to the Board.
Under the terms of the investment advisory agreement with WT Advisors we pay WT Advisors a management fee and an incentive fee. The management fee is payable quarterly in arrears and will be payable at an annual rate of 1.25% of the
Company’s net assets at the end of the most recently completed calendar quarter. The management fee for any partial quarter is prorated during the relevant calendar quarter. The incentive fee consists of two parts: an investment-income component and a capital gains component. These components are largely independent of each other, with the result that one component may be payable even if the other is not.
Under the investment-income component, the Company pays WT Advisors an incentive fee with respect to pre incentive fee net investment income. The investment-income component is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding fiscal quarter. Payments based on pre-
incentive fee net investment income are based on the pre-incentive fee net investment income earned for the quarter.
For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees received from portfolio companies) accrued during the fiscal quarter, minus operating expenses for the quarter
(including the management fee, expenses payable under any administration agreement and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash; provided, however, that the portion of the investment-income incentive fee attributable to deferred interest features will be paid, only if and to the extent received in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write off or similar treatment of the investment giving rise to any deferred interest accrual, applied in each case in the order such interest was accrued. Such subsequent payments in respect of previously accrued income will not reduce the amounts payable for any quarter pursuant to the calculation of the investment-income component described above. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
Pre-incentive fee net investment income, expressed as a rate of return on the value of net assets (defined as total assets less liabilities) at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 1.50% per quarter (6.00% annualized). The Company will pay WT Advisors an investment-income incentive fee with respect to pre-
incentive fee net investment income in each calendar quarter as follows:
(1)No investment-income incentive fee in any calendar quarter in which pre-incentive fee net investment income does not exceed the hurdle rate of 1.50%;
(2)100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.714% in any calendar quarter
(6.857% annualized) (the portion of pre-incentive fee net investment income that exceeds the hurdle but is less than or equal to 1.714% is referred to as the “catch-up”; the “catch-up” is meant to provide WT Advisors with 12.50% of pre-
incentive fee net investment income as if a hurdle did not apply if pre-incentive fee net investment income exceeds
1.714% in any calendar quarter); and
(3)12.50% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.714% in any calendar quarter (6.857% annualized) payable to WT Advisors (once the hurdle is reached and the catch-up is achieved, 12.50%
of all pre-incentive fee net investment income thereafter is allocated to WT Advisors).
Under the capital gains component, the Company will pay WT Advisors at the end of each calendar year 12.50% of aggregate cumulative realized capital gains from the date of the Company’s election to be regulated as BDC through the end of that year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees.
The Company will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation. The capital gains component of the incentive fee will not be subject to any minimum return to shareholders.
Additionally, we rely on investment professionals from WT Advisors to assist our Board of Directors with the valuation of our portfolio investments. WT Advisors’ management fee is based on the value of our investments and there may be a conflict of interest when personnel of WT Advisors are involved in the valuation process for our portfolio investments.
We have entered also into the administration agreement, pursuant to which WT Partners furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under our administration agreement, WT Partners performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.
We have entered into a license agreement with WT Partners under which WT Partners has agreed to grant us a non-
exclusive, royalty-free license to use the name “Willow Tree” for specified purposes in our business. Under this agreement, we have a right to use the “Willow Tree” name, subject to certain conditions, for so long as WT Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the
“Willow Tree” name.

Pursuant to its charter, our audit committee is responsible for reviewing with both management and the Company’s independent accountants, as appropriate, all related party transactions or dealings with parties related to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock as of
April 10, 2026, the record date, by those persons who directly or indirectly own, control or hold with the power to vote, five percent or more of our outstanding common stock and all executive officers and directors, individually and as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 10, 2026. Percentage of beneficial ownership is based on 26,235,272 shares of common stock outstanding as of April 10, 2026. Unless otherwise stated, the business address of each person below is 450 Park
Avenue, 29th floor, New York, New York, 10022. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all shares of common stock set forth opposite their respective names.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class	Dollar Range of Equity Securities Beneficially Owned by Our Directors and Director Nominee (2)
Interested Directors:
James Roche	36	*	$1- $10,000
Timothy Lower	36		$1- $10,000
Independent Directors:
Boris Onefater	—	n/a	None
Jane Siebels	—	n/a	None
Todd Centurino	—	n/a	None
Executive Officers who are not Directors:
Justin Lee	—	n/a	None
Mark Klingensmith	—	n/a	None
All Directors and Executive Officers as a Group (7 Persons)	72	*
____________________
*Less than 1%
(1)Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act. Dollar ranges were determined using the number of shares that are beneficially owned as of April 10, 2026, multiplied by the
Company’s net asset value per share as of December 31, 2025, which was $16.11. The dollar ranges of equity securities beneficially owned are: none; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and over $100,000.

AUDIT COMMITTEE REPORT1
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2025.
The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and
PricewaterhouseCoopers LLP (“PWC”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025. The Audit Committee included in its review results of PWC’s audit of the Company’s financial statements.
The Audit Committee also has discussed with PWC matters relating to PWC’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Auditing
Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight
Board. In addition, the Audit Committee has discussed with PWC its independence from management and the Company, as well as the matters in the written disclosures received from PWC and required by Public Company Accounting Oversight
Board Rule 3526 (Communication with Audit Committee Concerning Independence). The Audit Committee received a letter from PWC confirming its independence and discussed it with them. The Audit Committee discussed and reviewed with PWC the Company’s critical accounting policies and practices, other material written communications to management, and the scope of PWC’s audits and all fees paid to PWC during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by PWC for the Company. The Audit Committee has reviewed and considered the compatibility of PWC’s performance of non-
audit services with the maintenance of PWC’s independence as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025.
Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the
Board of Directors (and the Board of Directors has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.  In addition, the Audit Committee has nominated PWC for the full Board’s consideration to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
April 29, 2026
The Audit Committee
Boris Onefater, Chair
Jane Siebels
Todd Centurino
____________________

1
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the
Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We have paid or expect to pay the following fees to PricewaterhouseCoopers LLP for work performed in 2025 or attributable to the audit of our 2025 financial statements:

Fiscal Year Ended December 31, 2025
Audit Fees	$370,000.00
Audit Related Fees	66,000.00
Tax Fees	106,000.00
All Other Fees	—
TOTAL FEES	$542,000.00
Audit Fees.   Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide, in addition to fees for the audit of our annual financial statements and the review of our quarterly financial statements in accordance with generally accepted auditing standards.
Audit Related Fees.   Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation. This category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.
Tax Fees.   Tax fees include corporate and subsidiary compliance and consulting.
All Other Fees.   Fees for other services would include fees for products and services other than the services reported above, including any non-audit fees.
Pre-Approval Policies and Procedures
The Audit Committee has established, and our Board of Directors approved, a pre-approval policy that described the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP,  the Company’s independent registered accounting firm for the fiscal year ended 2025. The policy required that the Audit Committee pre-
approve the audit and non-audit services performed by the independent registered accounting firm in order to assure that the provision of such services did not impair the firm’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee.
However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management.

OTHER BUSINESS
The Board of Directors knows of no other business to be presented for action at the 2026 Annual Meeting of
Stockholders. If any matters do come before the meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the meeting. The submission of a proposal does not guarantee its inclusion in our proxy statement or presentation at the meeting unless certain securities law requirements are met.
You are cordially invited to attend the 2026 Annual Meeting of Stockholders in person. Whether or not you plan to attend the meeting, you are requested to indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form.

By order of the Board of Directors,

/s/ Justin Lee
Justin Lee
Chief Compliance Officer and Secretary

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 24, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/WTCC2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 24, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V95419-P46173

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WILLOW TREE CAPITAL CORPORATION

The Board of Directors recommends you vote FOR the following proposal:

1. The election of the nominees:

	For	Against
1a. James Roche	☐	☐
1b. Boris Onefater	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V95420-P46173

WILLOW TREE CAPITAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
JUNE 25, 2026 1:00 P.M., EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Justin Lee as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Willow Tree Capital Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 P.M., Eastern Time on June 25, 2026, virtually at www.virtualshareholdermeeting.com/WTCC2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side.